UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2026

LANTHEUS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36569	35-2318913
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Burlington Road, South Building
Bedford, Massachusetts 01730
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (978) 671-8001

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	LNTH	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03	Material Modifications to Rights of Security Holders.

The information set forth in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As disclosed under Item 5.07, on April 30, 2026, the shareholders of Lantheus Holdings, Inc. (the “Company”) approved the Company’s Amended and Restated 2026 Equity Incentive Plan (the “A&R 2026 Equity Incentive Plan”) which amended and restated the Company’s 2015 Equity Incentive Plan to (i) increase the number of shares of common stock reserved for issuance thereunder by 2,000,000 shares, (ii) effect the name change of the A&R 2026 Equity Incentive Plan, (iii) change the provision regarding non-employee director compensation limits from a number of shares of common stock not to exceed 500,000 shares to total compensation of (a) no more than $1,250,000 in combined cash and equity awards during such director’s year of appointment and (b) no more than $750,000 in combined cash and equity awards in any other year of service, and (iv) remove and revise certain provisions that were otherwise required for awards to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended, prior to the repeal of the applicable limitations thereunder. A copy of the A&R 2026 Equity Incentive Plan is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 30, 2026, the Company filed a Certificate of Amendment (the “Certificate of Amendment”) to its Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware effecting an amendment to declassify the Company’s Board of Directors over a three-year period. As required by Delaware law, the Certificate of Amendment also reflects that, once the Company’s board of directors is declassified, shareholders may remove directors with or without cause. The Certificate of Amendment was approved by the Company’s shareholders at the Annual Meeting (as defined below).

This description of the Certificate of Amendment is qualified in its entirety by reference to the text of the Certificate of Amendment, which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders

The Annual Meeting of Shareholders (the “Annual Meeting”) of the Company was held on April 30, 2026. Set forth below is a brief description of each matter submitted to a vote of the Company’s shareholders at the Annual Meeting and the final voting results for each matter. A more complete description of each matter is set forth in the Company’s definitive proxy statement for the Annual Meeting, which was filed with the Securities and Exchange Commission on March 20, 2026.

Proposal 1 – Election of Directors

Each of the following nominees for Class II director was elected by the Company’s shareholders to serve a three-year term expiring at the 2029 Annual Meeting of Shareholders based on the following vote:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Minnie Baylor-Henry	55,652,541	364,914.72	40,512.73	4,348,782
Heinz Mäusli	55,641,028	370,740.72	46,199.73	4,348,782
Julie McHugh	54,136,150	1,876,383.72	45,434.73	4,348,782
Dr. Phuong Khanh (P.K.) Morrow	55,815,438	215,057.72	27,472.73	4,348,782

Proposal 2 – Approval, on an advisory basis, of the compensation paid to the Company’s named executive officers

The approval, on an advisory basis, of the compensation paid to the Company’s named executive officers was approved by the Company’s shareholders based on the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
54,068,553	1,936,861.72	52,553.73	4,348,782

Proposal 3 – Approval, on an advisory basis, of the frequency of holding an advisory vote on the compensation paid to the Company’s named executive officers

The approval, on an advisory basis, of the frequency of future “say on pay” votes was approved by the Company’s shareholders based on the following vote:

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
54,764,000.73	13,872	1,236,685	43,410.73	4,348,782

As a result of the foregoing vote, the Board of Directors of the Company has determined that the Company will conduct an advisory stockholder vote on the Company’s named executive officer compensation every year.

Proposal 4 – Approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to declassify its Board of Directors

The amendment to the Company’s Amended and Restated Certificate of Incorporation to declassify its Board of Directors was approved by the Company’s shareholders based on the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
55,995,083.73	28,070	34,814.73	4,348,782

Proposal 5 – Approval of the A&R 2026 Equity Incentive Plan

The A&R 2026 Equity Incentive Plan was approved by the Company’s shareholders based on the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
54,021,539	1,973,725.72	62,703.73	4,348,782

Proposal 6 – Ratification of Appointment of Deloitte & Touche LLP

The appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 was ratified by the Company’s shareholders based on the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
60,157,609	221,161.72	27,979.73	0

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Exhibit Description

3.1	Certificate of Amendment of Amended and Restated Certificate of Incorporation of Lantheus Holdings, Inc.

10.1	Lantheus Holdings, Inc. Amended and Restated 2026 Equity Incentive Plan

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANTHEUS HOLDINGS, INC.

By:	/s/ Eric M. Green
Name:	Eric M. Green
Title:	Vice President, Deputy General Counsel and Assistant Corporate Secretary

Date: May 1, 2026